UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
CURRENT REPORT
______________________________
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 29, 2020
CATALENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road	08873
Somerset,	New Jersey
(Address of registrant's principal executive office)	(Zip code)
(732) 537-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                 ☐

Item 2.02    Results of Operations and Financial Condition.
On November 3, 2020, Catalent, Inc. (the "Company") issued an earnings release setting forth the Company's first quarter ended September 30, 2020 financial results. The earnings release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and the information contained in this Item 2.02 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Pursuant to the Company's Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, as amended (the "Certificate of Designation"), and the Stockholders' Agreement, dated as of May 17, 2019 (the "Stockholders' Agreement"), among the Company and the holders (the "Series A Holders") of the Company's Series A Convertible Preferred Stock (the "Series A Preferred"), the Series A Holders are entitled to nominate and elect, voting separately as a class, one director to the Company's Board of Directors (the "Board"). The Series A Holders have unanimously designated and voted to elect Peter Zippelius, their current designee on the Board, to a one-year term ending at the Company's 2021 Annual Meeting of shareholders (the "2021 Annual Meeting"). Mr. Zippelius's background and the terms of his engagement as a director are set forth in the sections titled Series A Preferred Director Nominee and Transactions with Related Persons in the Company’s definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the "SEC") on September 18, 2020 (the "Proxy Statement"), which sections are incorporated herein by reference.
Descriptions of the material terms of the Certificate of Designation and the Stockholders' Agreement are set forth in the sections titled Certificate of Designation of the Series A Preferred Stock and Stockholders’ Agreement under Item 1.01 of the Company's Current Report on Form 8-K filed with the SEC on May 22, 2019, which sections are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On October 29, 2020, the Company held its 2020 Annual Meeting of shareholders, at which shareholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of shareholders were as follows:
Proposal No. 1 - Election of Directors
The Company’s shareholders elected the persons listed below as directors for a one-year term expiring at the 2021 Annual Meeting or until their respective successors are duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Madhavan Balachandran	127,482,968	35,770,727	138,953	3,245,328
J. Martin Carroll	126,389,322	36,864,199	139,127	3,245,328
Rolf Classon	162,019,272	1,234,299	139,077	3,245,328
John J. Greisch	162,098,997	1,154,591	139,060	3,245,328
Christa Kreuzburg	127,813,530	35,440,282	138,836	3,245,328
Gregory T. Lucier	154,607,352	8,646,226	139,070	3,245,328

    Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2021.

FOR	AGAINST	ABSTAIN
165,134,815	1,367,701	135,460

    Proposal No. 3 - Non-Binding Vote on Executive Compensation
The Company’s shareholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
159,906,907	3,335,249	150,492	3,245,328

Item 9.01     Financial Statements and Exhibits.
d.    Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Earnings release, November 3, 2020, issued by Catalent, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Senior Vice President, General Counsel, and Secretary

Date: November 3, 2020
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